July 24, 2015 2nd Quarter 2015 Earnings Conference Call EXHIBIT 99.3

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, FERC, MPSC, NRC and CFTC as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation, including legislative amendments and Retail Access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation and increased thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increased costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; volatility in commodity markets; deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant construction projects; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission or generation facility; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; contract disputes; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and DTE Electric’s 2014 Forms 10-K and 2015 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

• Peter Oleksiak – Senior Vice President and CFO • Jeff Jewell – Vice President and Controller • Mark Rolling – Vice President and Treasurer • Anastasia Minor – Executive Director, Investor Relations Participants 3

• Overview • Second Quarter 2015 Earnings Results • Cash Flow and Balance Sheet Metrics • Summary 4

Our business strategy is fundamental to how we create value for our investors 5 5% - 6% Annual EPS Growth Attractive Dividend Strong Balance Sheet  Utility growth plan driven by infrastructure investments  Strategic and transparent growth opportunities in non-utility businesses provide diversity in earnings and geography  Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns Operational excellence and customer satisfaction that are distinctive in our industry  Strong BBB credit rating; grow dividends with earnings

We continue to make progress on many fronts 2015 operating EPS guidance increase Dividend per share increase Michigan energy policy 2015 utility rate proceedings ‒ Self implementation of electric general rates ‒ Electric business cost of service rate order Non-utility projects ‒ Millennium update ‒ NEXUS Pipeline interconnect agreements ‒ REF optimization 6

Economic indicators continue to improve in Michigan and the City of Detroit 7 Detroit Metro #8 in number of new or expansion projects* Lowest Michigan unemployment since 2001 #7 most competitive state for job creation* Michigan has most new manufacturing jobs since 2009** * Source: Site Selection magazine ** Source: State of Michigan website

Governor Snyder appoints new commissioner to Michigan Public Service Commission 8 Sally Talberg Commissioner Appointed: 7/3/13 Term Ends: 7/2/19 Norm Saari Commissioner Appointed: 8/2/15 Term Ends: 7/2/21 Source: State of Michigan website - www.michigan.gov/ • Norm Saari appointed to a six year term beginning August 2, 2015 • “Norm has had a distinguished career in the utility industry as well as in public service, and he brings decades of experience to the Michigan Public Service Commission,” Governor Snyder said John Quackenbush Chairman Appointed: 9/15/11 Term Ends: 7/2/17 TBD

Michigan leaders are working toward a constructive energy policy 9 Governor Rick Snyder Representative Aric Nesbitt Proposing... • Fully regulated market • Long-term, comprehensive generation plan • 10 month rate case completion Proposing... • 10% ROA cap with one-time election and capacity requirements • Long-term, comprehensive generation plan • 10 month rate case completion Proposing... • 10% ROA cap with capacity requirements • Long-term, comprehensive generation plan • Focus on energy efficiency Senator Mike Nofs Current 10% cap 10% cap with capacity requirements Retail Open Access (ROA) Options Fully regulated

* Reconciliation to GAAP reported earnings included in the appendix (dollars per share) We are raising our 2015 operating EPS* guidance to a midpoint of $4.72 per share $3.33 $3.64 $3.75 $3.94 $4.09 $4.60 $2.12 $2.24 $2.35 $2.48 $2.62 $2.76 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Operating EPS Dividend Actuals Forecast Operating EPS* 6.7% CAGR 2009 – 2014 Dividend per share 5.4% CAGR 2009 – 2014 (Annualized) 10 2015 Operating EPS Guidance Midpoint Growth segments $4.66 Total DTE Energy $4.72 $4.72 $4.66 5.8% increase $2.92

We are increasing our 2015 operating earnings* guidance due to strong performance in the first half of the year (millions, except EPS) 11 * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading 2015 Prior Guidance 2015 Revised Guidance 2015 YTD 2Q Actuals Guidance Drivers DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $554 - $570 128 - 134 80 - 88 90 - 100 (50) - (46) $802 - $846 $4.48 - $4.72 $0 $802 - $846 179 $4.48 - $4.72 $554 - $570 128 - 134 90 - 98 90 - 100 (50) - (46) $812 - $856 $4.54 - $4.78 $0 - $20 $812 - $876 179 $4.54 - $4.90 Pipeline and gathering earnings $247 104 52 51 (38) $416 $2.32 $15 $431 179 $2.41  Strong economic performance   

• Overview • Second Quarter 2015 Earnings Results • Cash Flow and Balance Sheet Metrics • Summary 12

13 DTE Energy Second Quarter 2015 Operating Earnings Variance 2Q 2014 2Q 2015 Change DTE Electric 129$ 111$ (18)$ DTE Gas (4) (7) (3) Gas Storage & Pipelines 18 25 7 Power & Industrial Projects 13 18 5 Corporate & Other (18) (13) 5 Growth segments** 138$ 134$ (4)$ Growth segments operating EPS 0.78$ 0.75$ (0.03)$ Energy Trading (10)$ 3$ 13$ DTE Energy 128$ 137$ 9$ Operating EPS 0.73$ 0.76$ 0.03$ Avg. Shares Outstanding 177 179 Operating Earnings* * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading Drivers DTE Electric • Rate base growth expense and unfavorable weather, partially offset by lower O&M DTE Gas • Unfavorable weather in 2Q 2015 Non-Utility • Gas Storage & Pipelines driven by higher pipeline and gathering earnings • Power & Industrial Projects driven by higher renewables and reduced emissions fuel earnings Corporate & Other • Timing of taxes Energy Trading • Strong economic performance (millions, except EPS)

Strength of our energy efficiency programs offsets economic sales growth 14 Total Service Area Electric Sales* * Temperature normalized sales 1H 2014 Underlying Economic Growth Energy Efficiency 1H 2015 0.4% (1.1%) • Population and economic growth offset by temporary industrial plant idling resulted in 0.4% increase • The strength of our residential energy efficiency programs supports the long term customer rate affordability strategy (0.7%) net change 23,228 GWh 23,054 GWh

• Overview • Second Quarter 2015 Earnings Results • Cash Flow and Balance Sheet Metrics • Summary 15

YTD 2015 Cash Flow and Capital Expenditures (billions) 16 Capital Expenditures Summary Cash Flow Summary (millions) YTD YTD 2014 2015 Cash From Operations* $1.1 $1.2 Capital Spending (1.1) (1.2) Free Cash Flow $0.0 $0.0 Asset Sales & Other - 0.1 Dividends (0.2) (0.2) Net Cash ($0.2) ($0.1) Debt Financing: Issuances $1.0 $0.8 Redemptions (0.7) (0.5) Change in Debt $0.3 $0.3 YTD YTD 2014 2015 DTE Electric Operational $584 $593 Environmental 82 59 166 253 $832 $905 DTE Gas Operational $64 $82 29 35 $93 $117 Non-Utility $161 $146 Total $1,086 $1,168 Main renewal / Meter Move-out / Pipeline Integrity Renewable Energy / New Generation * Includes ~$0.2 billion of equity issued for employee benefit programs in 2015 considered non-cash

Leverage* 49% 51% 23% 25% Strong balance sheet remains a key priority and supports growth * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Funds from Operations** / Debt* Target 50% - 53% Target 20% - 22% 5 ** Funds from Operations (FFO) is calculated using operating earnings 17 51% 53% 2014 2015E 25% 21% 2014 2015E • 2015 financing plan is on track ‒ Issued ~$200 million of equity YTD; targeting $800 to $900 million 2015 - 2017 ‒ DTE Energy issued $300 million of 7-year, 3.30% long-term debt in June 2015 • Credit ratings reaffirmed after management meetings in April 2015 ‒ Positive outlook at Standard & Poor's; Stable at Moody's and Fitch • $2.2 billion of available liquidity as of June 30, 2015

• Overview • Second Quarter 2015 Earnings Results • Cash Flow and Balance Sheet Metrics • Summary 18

Summary * Reconciliation to GAAP reported earnings included in the appendix 19 • We are confident in this year’s performance and are increasing our 2015 operating EPS* guidance midpoint to $4.66 for our growth segments and $4.72 for DTE Energy • We increased our annual dividend 16 cents to $2.92 per share, a 5.8% increase • On track to meet balance sheet and cash flow metrics • Constructive outcomes expected in both Michigan’s energy policy reform and DTE’s regulatory filings • Utility investments and strategic growth opportunities in our non-utility businesses expected to provide 5% - 6% annual EPS growth going forward DTE Energy Investor Meeting – September 28th in Detroit (Live audio webcast link on DTE Energy’s Investor Relations website)

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 20

Appendix

DTE Electric Variance Analysis * Reconciliation to GAAP reported earnings included in the appendix Drivers • Colder weather in 2Q 2014 than 2Q 2015 Variance to normal weather - 2Q 2014: $3 - 2Q 2015: ($2) • Rate base growth (property taxes, depreciation and interest) • Other primarily lower O&M expense Operating Earnings* Variance (millions) 22 2Q 2014 Weather Rate base O&M and other 2Q 2015 $129 $111 ($5) ($15) $2

2015 Cash Flow and Capital Expenditures Guidance (billions) 23 Capital Expenditures Summary Cash Flow Summary (millions) 2014 2015 Actual Guidance Cash From Operations* $1.8 $1.7 Capital Spending (2.1) (2.6) Free Cash Flow ($0.3) ($0.9) Asset Sales & Other - 0.1 Dividends (0.5) (0.5) Net Cash ($0.8) ($1.3) Debt Financing: Issuances $2.0 $1.6 Redemptions (1.2) (0.3) Change in Debt $0.8 $1.3 2014 2015 Actual Guidance DTE Electric Operational $1,187 $1,270 Environmental 169 100 205 450 $1,561 $1,820 DTE Gas Operational $143 $200 81 80 $224 $280 Non-Utility $309 $400 - $500 Total $2,094 $2,500 - $2,600 Main renewal / Meter Move-out / Pipeline Integrity Renewable Energy / New Generation * Includes ~$0.2 billion of equity issued for employee benefit programs in 2015 considered non-cash

DTE Energy Second Quarter Trading Reconciliation of Operating Earnings* to Economic Net Income

(millions)



$3
$16
$19
2Q 2015 Operating Earnings*
Accounting Adjustments**
2Q 2015 Economic Net Income
($10)
$21
$11
2Q 2014 Operating Earnings*
Accounting Adjustments**
2Q 2014 Economic Net Income

- Economic net income equals economic gross margin*** minus O&M expenses and taxes
- DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors
- Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget

Operating Earnings*

(millions, after-tax)

	2Q 2015	2Q 2014
Realized	$12	$5
Unrealized	2	(3)
O&M / Other	(11)	(12)
	$3	($10)

* Reconciliation to GAAP reported earnings included in the appendix

** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not mark-to-market, instead are recognized for accounting purposes on an accrual basis; and 2) Operating Adjustments for unrealized mark-to-market changes of certain derivative contracts primarily in our Gas Structured strategy

*** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

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DTE Energy Year-to-Date Trading Reconciliation of Operating Earnings* to Economic Net Income 25 (millions, after-tax) Operating Earnings* • Economic net income equals economic gross margin*** minus O&M expenses and taxes • DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non- derivative contract costs ** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not mark-to- market, instead are recognized for accounting purposes on an accrual basis; and 2) Operating Adjustments for unrealized mark-to- market changes of certain derivative contracts primarily in our Gas Structured strategy YTD 2014 YTD 2015 $22 Realized $28 ($2) $15 (millions) Accounting Adjustments** YTD 2015 Operating Earnings* $15 YTD 2015 Economic Net Income Accounting Adjustments** YTD 2014 Operating Earnings* YTD 2014 Economic Net Income $24 $39 ($2) $23 $21 10 0 Unrealized (24) (23) O&M / Other

Second Quarter 2015 and June Year to Date Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

	Net Income (millions)				EPS			
	2Q'15	2Q'14	YTD '15	YTD '14	2Q'15	2Q'14	YTD '15	YTD '14
DTE Energy Reported Earnings	$ 109	$ 124	$ 382	$ 450	$0.61	$0.70	$ 2.13	$ 2.54
DTE Electric								
2011/2012 PSCR* disallowance	12		12		0.07		0.07	
DTE Gas								
Gas Storage & Pipelines								
Power & Industrial Projects								
Contract termination	10		10		0.05		0.05	
Corporate & Other								
NY State tax law change				8				0.04
Energy Trading								
Natural gas pipeline refund			(10)				(0.06)	
Certain mark to market adjustments	6	4	37	(30)	0.03	0.03	0.22	(0.16)
DTE Energy Operating Earnings	$ 137	$ 128	$ 431	$ 428	$0.76	$0.73	$ 2.41	$ 2.42

* Power Supply Cost Recovery

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2009 – 2014 Full Year
Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

	2009	2010	2011	2012	2013	2014	2009	2010	2011	2012	2013	2014
DTE Energy Report Earnings	$ 532	$ 630	$ 711	$ 610	$ 661	$ 905	$3.24	$3.74	$4.18	$3.55	$3.76	$5.10
DTE Electric												
Chrysler bad debt	4	-	-	-	-	-	0.02	-	-	-	-	-
Settlement with Detroit Thermal	-	(3)	-	-	-	-	-	(0.02)	-	-	-	-
Fermi 1 asset retirement obligation	-	-	9	-	-	-	-	-	0.05	-	-	-
DTE Gas												
Performance excellence process	-	(20)	-	-	-	-	-	(0.12)	-	-	-	-
Gas Storage & Pipelines	-	-	-	-	-	-	-	-	-	-	-	-
Power & Industrial Projects												
Chrysler bad debt	1	-	-	-	-	-	0.01	-	-	-	-	-
General Motors bad debt	3	-	-	-	-	-	0.02	-	-	-	-	-
Coke oven gas settlement	-	-	-	7	-	-	-	-	-	0.04	-	-
Chicago Fuels terminal sale	-	-	-	2	-	-	-	-	-	0.01	-	-
Pet coke mill impairment	-	-	-	1	-	-	-	-	-	0.01	-	-
Asset impairment	-	-	-	-	4	-	-	-	-	-	0.02	-
Energy Trading												
Certain mark-to-market transactions	-	-	-	-	55	(102)	-	-	-	-	0.31	(0.57)
Corporate & Other												
Antrim hedge	3	-	-	-	-	-	0.01	-	-	-	-	-
Michigan corporate income tax adj.	-	-	(87)	-	-	-	-	-	(0.50)	-	-	-
Investment impairment	-	-	-	-	-	5	-	-	-	-	-	0.03
NY state tax law change	-	-	-	-	-	8	-	-	-	-	-	0.04
Unconventional Gas												
Discontinued operations	6	8	3	56	-	-	0.03	0.04	0.02	0.33	-	-
DTE Energy Operating Earnings	$ 549	$ 615	$ 636	$ 676	$ 720	$ 816	$3.33	$3.64	$3.75	$3.94	$4.09	$4.60

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Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2009 through 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. Reconciliation of Other Reported to Operating Earnings 28